UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY OHIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-1232	31-0240030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 East Fourth Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

On December 10, 2009, Duke Energy Corporation posted a presentation providing supplemental information regarding its Commercial Power and Duke Energy Ohio business to its website at www.duke-energy.com/investors/.  A copy of this presentation is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Commercial Power Supplemental Information presentation

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 10, 2009	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

DUKE ENERGY OHIO, INC.

Date: December 10, 2009	By:	/s/Steven K. Young
	Name:	Steven K. Young
	Title:	Chief Financial Officer, Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Commercial Power Supplemental Information presentation